Aggregate Amount and Per Share Effect of Tax Holidays (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Sep. 30, 2018
The aggregate amount of tax holidays	$ 2,148	$ 1,934	$ 2,610
Basic
The aggregate increase on basic and diluted net income per share:	$ 0.02	$ 0.01	$ 0.02
Diluted
The aggregate increase on basic and diluted net income per share:	$ 0.02	$ 0.01	$ 0.02